Exhibit 10.17.1
                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

     This First Amendment is made as of the 24th day of March 2003, by and between RADO ENTERPRISES, INC., a Pennsylvania corporation (the "Company"), and ANTONIO D. RADO, an individual ("Rado").

                                   Background
                                   ----------

     The Company and Rado entered into an Employment Agreement dated September 30, 2002 (the "Agreement"). As more fully set forth herein, the parties to the Agreement desire to amend the Agreement in certain respects.

                                    Agreement
                                    ---------

         NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Amendments.  Subsections  (i),(ii) and (iii) of Subparagraph A., Section
7. Profit Participation Payments. of the Agreement is hereby deleted and the following new subsections (i), (ii) and (iii) are hereby substituted in their place:

          "(i) twenty-five percent (25%) of the amount, if any, by which the net pre-tax earnings of the Company during each such twelve month period

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          equals or exceeds $725,000 and is less than $1,000,000; and

          (ii) twenty-seven and one-half percent (27 1/2%) of the amount, if any, by which the net pre-tax earnings of the Company during each such twelve month period equals or exceeds $1,000,000 and is less than $1,250,000; and

          (iii) thirty percent (30%) of the amount, if any, by which the net pre-tax earnings of the Company during each such twelve month period equals or exceeds $1,250,000."

     2. Modification. Except as otherwise specifically set forth in Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.

     3. Capitalized Terms. Except as specifically provided otherwise herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     4. Effective Time. The amendments to the Agreement made in Paragraph 1 hereof shall be effective from and after the date of the Agreement. IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                            RADO ENTERPRISES, INC.


Attest: __________________          By:     /S/ David W. Menard
                                            ------------------------------------
                                            David W. Menard, Chairman

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Witness: _________________                  /S/ Antonio D. Rado
                                            -------------------
                                            ANTONIO D. RADO, Individually